Exhibit 10.7

AMENDMENT NO. 1 TO PLACEMENT AGENT AGREEMENT

THIS AMENDMENT NO. 1 TO PLACEMENT AGENT AGREEMENT (this “Amendment”), is made and entered into as of November 26, 2002, by and among VARITEK INDUSTRIES, INC., a Texas corporation (the “Company”), and SANDERS MORRIS HARRIS INC., a Texas corporation (the “Placement Agent”). Each of the Company and Placement Agent is a “Party” and sometimes they are referred to, collectively, as the “Parties.”

RECITALS

WHEREAS, the Parties entered into that certain Placement Agent Agreement dated March 21, 2002 (the “Agreement”), and now desire to amend the Agreement, as more fully set forth herein; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. Amendments to Agreement. The Company and SMH hereby amend the Agreement as follows:

(a) Section 2(a) of the Agreement is hereby deleted and replaced in its entirety by the following:

(a) A final Private Placement Memorandum dated January 9, 2002, with respect to the Offering and proposed sale of the Shares, together with any exhibits, amendments and supplements thereto, and the documents incorporated by reference therein (collectively, the “Memorandum”), copies of which have heretofore been delivered to the Placement Agent, has been carefully prepared by the Company in conformity with the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and all other applicable securities laws, except for financial statements included in the Memorandum to the extent they should have been identified as being in “draft” form.

(b) The last sentence of Section 4(a) of the Agreement is hereby deleted and replaced in its entirety by the following:

The Placement Agent’s engagement hereunder, which is terminable as provided in Section 11 hereof, shall continue until not later than December 31, 2002;

provided that such termination date (the “Termination Date”) may be extended by mutual agreement of the parties.

(c) Section 11 of the Agreement is hereby deleted and replaced in its entirety by the following:

11. Termination. In the event of any termination of this Agreement under this or any other provision of this Agreement, there shall be no liability of any party to this Agreement to any other party, other than as provided in Sections 4(f), 4(h), 6, 7, and 8.

This Agreement may be terminated after it becomes effective by (i) the Company for any reason by notice to the Placement Agent and (ii) the Placement Agent for any reason by notice to the Company.

If, and only if, the Company terminates this Agreement after it becomes effective for any reason (other than the Placement Agent’s material failure to comply with its obligations under this Agreement) or the Offering fails to close because of the Company’s breach of any representations or warranties contained in this Agreement or the Company’s failure to fulfill its covenants and agreements contained in this Agreement, the Company shall pay the Placement Agent its actual expenses incurred as provided in Section 6 hereof, less the amounts previously paid to the Placement Agent by the Company, which shall be in addition to all amounts previously paid to the Placement Agent, and any amounts payable to the Placement Agent pursuant to Sections 4(f), 4(g), 6, or 7 hereof.

2. No Other Amendments to Agreement. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect, without any amendment or modification thereto.

3. Counterparts and Facsimile Signatures. This Amendment may be executed in any number of counterparts, and signature pages may be delivered by telecopy, with the original executed signature pages to be furnished promptly thereafter.

IN WITNESS WHEREOF, and intending to be legally bound thereby, each of the Parties has signed or caused to be signed its name, all as of the day and year first above written.

VARITEK INDUSTRIES, INC.		SANDERS MORRIS HARRIS INC.

By:	/s/ RANDY BAYNE	By:	/s/ RICHARD C. WEBB
Name:	Randy Bayne	Name:	Richard C. Webb
Title:	President & CEO	Title:	Vice Chairman

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